SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 15, 1996


                        Banc One Credit Card Master Trust
             (Exact name of registrant as specified in its charter)



                                    New York
                 (State or other jurisdiction of incorporation)



                   0-25636                         31-4148768
          (Commission File Number) (IRS Employer Identification Number)



      c/o Bank One, Columbus, N.A., as Administrator, 800 Brooksedge Blvd.,
                  Attn: Thomas Ferree, Westerville, Ohio 43081
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (614) 248-3404



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Item 5.  Other Events

On July 15, 1996, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group
One and is a Principal Sharing Series:

7.15% Class  A Asset  Backed  Certificates,  Series  1994-A
7.35%  Class B Asset Backed Certificates, Series 1994-A
7.55% Class A Asset Backed Certificates, Series 1994-B
7.75% Class B Asset Backed Certificates,  Series 1994-B
7.80% Class A Asset Backed Certificates, Series 1994-C
8.00% Class B Asset Backed Certificates, Series 1994-C
6.15% Class A Asset Backed Certificates, Series 1995-A
6.30% Class B Asset Backed Certificates, Series 1995-A
6.30% Class A Asset Backed  Certificates,  Series 1995-B
6.45% Class B Asset Backed Certificates, Series 1995-B
Floating Rate Class A Asset Backed Certificates,   Series   1996-A
Floating Rate Class B Asset Backed Certificates, Series 1996-A
Asset Backed Certificates, Series 1996-1


     Exhibit 99-1 of this Form 8-K, being the revised statements for the monthly period ended June 30, 1996 for each of the above Series (the "Monthly
Statements"),  were distributed to  certificateholders  of record of the related
Series on or about July 24, 1996. Such revised statements supersede all previous statements for the monthly period ended June 30, 1996. Exhibit 99-2 of this Form 8-K includes the Monthly Servicer's Certificate for each Series.

Item 7.  Exhibits

See page 3 for Exhibit Index.



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

EXHIBIT INDEX


Exhibit     Description                                                                                        Page



99.1     The Monthly Statements and other information reflecting the Trust's.................................. 5-21
         Activities for the Monthly Period ending June 30, 1996.

99.2     Monthly Servicer's Certificates......................................................................22-28


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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             BANC ONE CREDIT CARD MASTER TRUST

                                             BANK ONE, COLUMBUS, NA, as
                                             Servicer


Date:    July 12, 1996                       By:       /s/Thomas Ferree
         -------------------------                     -------------------------
                                             Name:     Thomas Ferree
                                                       -------------------------

                                             Title:    Senior Vice President
                                                       -------------------------